UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 9, 2010

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 9, 2010, Franklin Covey Co. (the Company) announced its financial results for the fiscal quarter and fiscal year ended August 31, 2010.  A copy of the earnings release is being furnished as exhibit 99.1 to this current report on Form 8-K.

Exhibit 99.1 to this report contains information that references “Adjusted EBITDA,” which is a non-GAAP financial measure as defined in Regulation G.  The Company defines Adjusted EBITDA as net loss from operations excluding the impact of interest expense, income tax benefit, income or loss from discontinued operations, amortization, depreciation, and other specified charges.  The Company references this non-GAAP financial measure in its decision making because it provides supplemental information that facilitates consistent internal comparisons to the historical operating performance of prior periods and the Company believes it provides investors with greater transparency to evaluate operational activities and financial results.

Certain information in this Report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01  Other Events

On October 26, 2010, the Company announced that it would host a discussion for shareholders and the financial community to review its financial results for the quarter and fiscal year ended August 31, 2010.  The discussion is scheduled to be held on Tuesday, November 9, 2010 at 5:00 p.m. Eastern time (3:00 p.m. Mountain time).

Interested persons can participate by dialing 1-800-261-3417 (International participants may dial 1-617-614-3673), access code: 80097856.  Alternatively, the webcast will be accessible at the following Web site: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=102601&eventID=3449050.

A replay of the discussion will be available from November 9 through November 16, 2010 by dialing 1-888-286-8010 (International participants may dial 1-617-801-6888), access code: 92183293.  The webcast will also remain accessible through November 16, 2010 on the Investor Relations area of the Company’s Web site at:  http://phx.corporate-ir.net/phoenix.zhtml?c=102601&p=irol-IRHome.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
99.1	Earnings release dated November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.
Date:	November 9, 2010	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer